Exhibit 99.2

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

In re:	Chapter 11 Case No.

Lehman Brothers Holdings Inc., et al.,	08-13555

Debtors.

MONTHLY OPERATING REPORT

JUNE 2011

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

SCHEDULE OF PROFESSIONAL FEE AND EXPENSE DISBURSEMENTS

SCHEDULE OF HEDGING TRANSACTIONS

DEBTORS’ ADDRESS:	LEHMAN BROTHERS HOLDINGS INC.
c/o WILLIAM J. FOX
1271 AVENUE OF THE AMERICAS
35th FLOOR
NEW YORK, NY 10020

DEBTORS’ ATTORNEYS:	WEIL, GOTSHAL & MANGES LLP
c/o HARVEY R. MILLER
767 FIFTH AVENUE
NEW YORK, NY 10153

REPORT PREPARER:	LEHMAN BROTHERS HOLDINGS INC., A DEBTOR IN POSSESSION (IN THE SOUTHERN DISTRICT OF NEW YORK)

THIS OPERATING STATEMENT MUST BE SIGNED BY A REPRESENTATIVE OF THE DEBTOR

The undersigned, having reviewed the attached report and being familiar with the Debtors’ financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.

Lehman Brothers Holdings Inc.

Date: July 21, 2011	By:	/s/ William J. Fox
William J. Fox
Executive Vice President

Indicate if this is an amended statement by checking here:        AMENDED STATEMENT  ☐

TABLE OF CONTENTS

Schedule of Debtors	3

Lehman Brothers Holdings Inc. (“LBHI”) and Other Debtors and Other Controlled Subsidiaries
Basis of Presentation — Schedule of Cash Receipts and Disbursements	4
Schedule of Cash Receipts and Disbursements	5

LBHI
Basis of Presentation – Schedule of Professional Fee and Expense Disbursements	9
Schedule of Professional Fee and Expense Disbursements	10

LBHI
Quarterly Hedging Transactions Update	11
Schedule of Hedging Transactions as of June 30, 2011	13

SCHEDULE OF DEBTORS

The following entities have filed for bankruptcy in the Southern District of New York:

	Case No.	Date Filed
Lead Debtor:
Lehman Brothers Holdings Inc. (“LBHI”)	08-13555	9/15/2008

Related Debtors:
LB 745 LLC	08-13600	9/16/2008
PAMI Statler Arms LLC(1)	08-13664	9/23/2008
Lehman Brothers Commodity Services Inc. (“LBCS”)	08-13885	10/3/2008
Lehman Brothers Special Financing Inc. (“LBSF”)	08-13888	10/3/2008
Lehman Brothers OTC Derivatives Inc. (“LOTC”)	08-13893	10/3/2008
Lehman Brothers Derivative Products Inc. (“LBDP”)	08-13899	10/5/2008
Lehman Commercial Paper Inc. (“LCPI”)	08-13900	10/5/2008
Lehman Brothers Commercial Corporation (“LBCC”)	08-13901	10/5/2008
Lehman Brothers Financial Products Inc. (“LBFP”)	08-13902	10/5/2008
Lehman Scottish Finance L.P.	08-13904	10/5/2008
CES Aviation LLC	08-13905	10/5/2008
CES Aviation V LLC	08-13906	10/5/2008
CES Aviation IX LLC	08-13907	10/5/2008
East Dover Limited	08-13908	10/5/2008
Luxembourg Residential Properties Loan Finance S.a.r.l	09-10108	1/7/2009
BNC Mortgage LLC	09-10137	1/9/2009
LB Rose Ranch LLC	09-10560	2/9/2009
Structured Asset Securities Corporation	09-10558	2/9/2009
LB 2080 Kalakaua Owners LLC	09-12516	4/23/2009
Merit LLC	09-17331	12/14/2009
LB Somerset LLC	09-17503	12/22/2009
LB Preferred Somerset LLC	09-17505	12/22/2009

(1)	On May 26, 2009, a motion was filed on behalf of Lehman Brothers Holdings Inc. seeking entry of an order pursuant to Section 1112(b) of the Bankruptcy Code to dismiss the Chapter 11 Case of PAMI Statler Arms LLC, with a hearing to be held on June 24, 2009. On June 19, 2009, the motion was adjourned without a date for a continuation hearing.

The Chapter 11 cases of Fundo de Investimento Multimercado Credito Privado Navigator Investimento No Exterior (Case No: 08-13903) Lehman Brothers Finance SA (Case No: 08-13887) have been dismissed.

LEHMAN BROTHERS HOLDINGS INC. (“LBHI”) AND OTHER DEBTORS AND OTHER

CONTROLLED ENTITIES

BASIS OF PRESENTATION

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

JUNE 1, 2011 TO JUNE 30, 2011

The information and data included in this Monthly Operating Report (“MOR”) are derived from sources available to Lehman Brothers Holdings Inc. (“LBHI”) and its Controlled Entities (collectively, the “Company”). The term “Controlled Entities” refers to those entities that are directly or indirectly controlled by LBHI, including LAMCO LLC (“LAMCO”), and excludes, among other things, those entities that are under separate administrations in the United States or abroad, including Lehman Brothers Inc., which is the subject of proceedings under the Securities Investor Protection Act. LBHI and certain of its Controlled Entities have filed for protection under Chapter 11 of the Bankruptcy Code, and those entities are referred to herein as the “Debtors”. The Debtors’ Chapter 11 cases have been consolidated for procedural purposes only and are being jointly administered pursuant to Rule 1015(b) of the Federal Rules of Bankruptcy Procedure. The Debtors have prepared this MOR, as required by the Office of the United States Trustee, based on the information available to the Debtors at this time, but note that such information may be incomplete and may be materially deficient in certain respects. This MOR is not meant to be relied upon as a complete description of the Debtors, their business, condition (financial or otherwise), results of operations, prospects, assets or liabilities. The Debtors reserve all rights to revise this report.

1.

This MOR is not prepared in accordance with U.S. generally accepted accounting principles (GAAP). This MOR should be read in conjunction with the financial statements and accompanying notes in the Company’s reports that were filed with the United States Securities and Exchange Commission.

2.	This MOR is not audited and will not be subject to audit or review by the Company’s external auditors at any time in the future.

3.	The beginning and ending balances include cash in demand-deposit accounts (DDA), money-market funds (MMF), treasury bills and other investments.

4.	Beginning and ending cash balances are based on preliminary closing numbers and are subject to adjustment.

5.	Beginning and ending cash and investment balances exclude the following:

—	Cash posted as collateral for hedging activity;
—	Cash related to LBHI’s wholly-owned indirect subsidiaries Aurora Bank FSB and Woodlands Commercial Bank;
—

Cash pledged on or prior to September 15, 2008 by the Company in connection with certain documents executed by the Company and Citigroup Inc. and HSBC Bank PLC, currently recorded at $2 billion and $235 million, respectively; and

—

$500 million which was seized by Bank of America (“BOA”) to offset derivatives claims against the Debtors. On November 16, 2010, the Bankruptcy Court ruled that BOA had no right to set-off these funds and must return the $500 million plus an estimated $95 million in interest to the Company.

6.	Intercompany transfers between Lehman entities are listed as disbursements for the paying entity and receipts for the receiving entity.

LEHMAN BROTHERS HOLDINGS INC. and Other Debtors and Other Controlled Entities

Summary Schedule of Cash Receipts and Disbursements (a)

June 1, 2011 - June 30, 2011

Unaudited ($ in millions, foreign currencies reflected in USD equivalents)

												Total Debtors and Other Controlled Entities
		Debtor Entities					Other Controlled Entities (b)
		LBHI	LBSF	LCPI	Other	Total	LAMCO	LB1 Grp	PAMI	Other	Total
Beginning Total Cash and Investments (6/1/11)	(c)(d)	$3,762	$9,194	$3,267	$3,444	$19,668	$24	$1,307	$-	$2,498	$3,829	$23,497
Restricted Cash	(e)	(1,661)	(681)	(48)	(52)	(2,442)	-	-	-	(73)	(73)	(2,515)

Beginning Free Cash and Investments		2,101	8,513	3,219	3,393	17,226	24	1,307	-	2,425	3,756	20,983

Sources of Cash

Derivatives		-	416	-	91	507	-	-	-	-	-	507
Loans		14	-	91	-	105	-	-	-	-	-	105
Private Equity / Principal Investing		30	-	5	-	35	-	110	-	49	159	195
Real Estate		67	-	211	-	278	-	-	45	8	54	332
Other		100	229	63	7	400	-	-	-	1	1	400
Asia / South America		-	-	-	-	-	-	-	-	9	9	9
Inter-Company Transfers		46	-	-	1	47	-	-	-	1	1	48

Total Sources of Cash		258	646	371	99	1,373	-	110	45	67	223	1,595

Uses of Cash

Non-Operating (Principally Preservation of Assets)
Derivatives		-	(5)	-	-	(5)	-	-	-	-	-	(5)
Loans		-	-	(76)	-	(76)	-	-	-	-	-	(76)
Private Equity / Principal Investing		-	-	-	-	-	-	(1)	-	-	(1)	(1)
Real Estate		(16)	-	(53)	-	(70)	-	(2)	(1)	(1)	(3)	(73)
Other		(21)	(197)	(57)	(1)	(276)	-	-	-	-	-	(276)

Operating		(186)	(2)	-	-	(188)	(8)	-	-	(2)	(10)	(198)

Asia / South America		-	-	-	-	-	-	-	-	(9)	(9)	(9)
Inter-Company Transfers		(1)	-	-	(1)	(2)	-	-	(45)	-	(45)	(47)

Total Uses of Cash		(225)	(204)	(186)	(2)	(617)	(8)	(3)	(46)	(11)	(68)	(685)

Net Cash Flow		33	441	184	97	756	(8)	107	-	56	155	910
FX Fluctuation	(s)	-	-	-	1	1	-	-	-	1	1	2

Ending Total Cash and Investments	(c)	3,796	9,635	3,452	3,542	20,424	15	1,415	-	2,555	3,985	24,409
Restricted Cash	(e)	(1,751)	(681)	(48)	(52)	(2,532)	-	-	-	(74)	(74)	(2,606)

Ending Free Cash and Investments (6/30/11)		$2,045	$8,954	$3,403	$3,490	$17,893	$15	$1,415	$-	$2,481	$3,911	$21,803

Totals may not foot due to rounding.

LEHMAN BROTHERS HOLDINGS INC. and Other Debtors and Other Controlled Entities

Schedule of Cash Receipts and Disbursements (a)

June 1, 2011 - June 30, 2011

Unaudited ($ in millions, foreign currencies reflected in USD equivalents)

												Total Debtors and Other Controlled Entities
		Debtor Entities					Other Controlled Entities (b)
		LBHI	LBSF	LCPI	Other	Total	LAMCO	LB1 Grp	PAMI	Other	Total
Beginning Total Cash and Investments (6/1/11)	(c) (d)	$3,762	$9,194	$3,267	$3,444	$19,668	$24	$1,307	$-	$2,498	$3,829	$23,497
Restricted Cash	(e)	(1,661)	(681)	(48)	(52)	(2,442)	-	-	-	(73)	(73)	(2,515)

Beginning Free Cash and Investments		2,101	8,513	3,219	3,393	17,226	24	1,307	-	2,425	3,756	20,983

Sources of Cash

Derivatives
Collections from Live / Terminated Trades	(f)	-	416	-	91	507	-	-	-	-	-	507

Loans
Agency Receipts	(g)	-	-	28	-	28	-	-	-	-	-	28
Principal		13	-	52	-	65	-	-	-	-	-	65
Interest		1	-	11	-	12	-	-	-	-	-	12

Private Equity / Principal Investing
Principal	(h)	27	-	3	-	30	-	107	-	2	109	139
Interest	(i)	3	-	2	-	5	-	4	-	47	50	55

Real Estate
Principal		60	-	204	-	265	-	-	44	8	53	317
Interest		7	-	7	-	14	-	-	1	-	1	15

Other
Interest	(j)	3	17	6	3	29	-	-	-	1	1	29
Return of Hedging Collateral	(k)	26	213	57	4	300	-	-	-	-	-	300
Other	(l)	71	-	-	-	71	-	-	-	-	-	71

Asia / South America		-	-	-	-	-	-	-	-	9	9	9
Inter-Company Transfers	(m)	46	-	-	1	47	-	-	-	1	1	48

Total Sources of Cash		258	646	371	99	1,373	-	110	45	67	223	1,595

LEHMAN BROTHERS HOLDINGS INC. and Other Debtors and Other Controlled Entities

Schedule of Cash Receipts and Disbursements (a)

June 1, 2011 - June 30, 2011

Unaudited ($ in millions, foreign currencies reflected in USD equivalents)

												Total Debtors and Other Controlled
		Debtor Entities					Other Controlled Entities (b)
		LBHI	LBSF	LCPI	Other	Total	LAMCO	LB1 Grp	PAMI	Other	Total	Entities
Uses of Cash

Non-Operating (Principally Preservation of Assets)
Derivatives
Other		-	(5)	-	-	(5)	-	-	-	-	-	(5)

Loans
Agency Disbursements	(g)	-	-	(28)	-	(28)	-	-	-	-	-	(28)
Preservation of Assets		-	-	(2)	-	(2)	-	-	-	-	-	(2)
Other	(n)	-	-	(46)	-	(46)	-	-	-	-	-	(46)

Private Equity / Principal Investing
Capital Calls		-	-	-	-	-	-	(1)	-	-	(1)	(1)

Real Estate
Preservation of Assets		(16)	-	(32)	-	(49)	-	(2)	(1)	(1)	(3)	(52)
Other	(n)	-	-	(21)	-	(21)	-	-	-	-	-	(21)

Other
Hedging Collateral	(o)	(19)	(195)	(54)	(1)	(269)	-	-	-	-	-	(269)
Other		(2)	(2)	(3)	-	(7)	-	-	-	-	-	(7)

Operating
Compensation and Benefits	(p)	(11)	-	-	-	(11)	(4)	-	-	(1)	(5)	(15)
Professional Fees	(q)	(20)	-	-	-	(20)	-	-	-	-	-	(20)
Other	(r)	(156)	(2)	-	-	(158)	(4)	-	-	(1)	(5)	(163)

Asia / South America		-	-	-	-	-	-	-	-	(9)	(9)	(9)
Inter-Company Transfers	(m)	(1)	-	-	(1)	(2)	-	-	(45)	-	(45)	(47)

Total Uses of Cash		(225)	(204)	(186)	(2)	(617)	(8)	(3)	(46)	(11)	(68)	(685)

Net Cash Flow		33	441	184	97	756	(8)	107	-	56	155	910
FX Fluctuation	(s)	-	-	-	1	1	-	-	-	1	1	2

Ending Total Cash and Investments	(c)	3,796	9,635	3,452	3,542	20,424	15	1,415	-	2,555	3,985	24,409
Restricted Cash	(e)	(1,751)	(681)	(48)	(52)	(2,532)	-	-	-	(74)	(74)	(2,606)

Ending Free Cash and Investments (6/30/11)		$2,045	$8,954	$3,403	$3,490	$17,893	$15	$1,415	$-	$2,481	$3,911	$21,803

Totals may not foot due to rounding.

LEHMAN BROTHERS HOLDINGS INC. and Other Debtors and Other Controlled Entities

Schedule of Cash Receipts and Disbursements (a)

June 1, 2011 - June 30, 2011

Unaudited ($ in millions, foreign currencies reflected in USD equivalents)

Notes:

(a) Includes cash receipts and disbursements for all Debtor Entities and Other Controlled Entities, globally. Activity in Derivatives, Loans, Private Equity / Principal Investing, Real Estate and Other reflects bank accounts that are managed and reconciled by Lehman's U.S. and European operations. Activity in Asia and South America reflects bank accounts that are managed and reconciled by Lehman's Asia and South American operations.

(b) Other Controlled Entities include Non-Debtor entities which are under the control of LBHI, except for Aurora Bank and Woodlands Commercial Bank, which are not reflected in this schedule. Bank accounts for Lehman Brothers Bancorp Inc., LBTC Transfer Inc. (f/k/a Lehman Brothers Trust Company N.A.) and Lehman Brothers Trust Company of Delaware were not reflected on this schedule in prior MORs, but are now included on this schedule.

(c) Beginning and Ending Cash and Investments balance excludes cash posted for hedging activity.

(d) Beginning Cash and Investments was increased by $1 million for LCPI and $19 million for Other Controlled Entities from Ending Cash and Investments in the May 2011 Schedule of Cash Receipts and Disbursements, in order to make an adjustment for interest amortization (LCPI) and include bank account balances not previously reflected (Other Controlled Entities).

(e) Restricted balances are preliminary estimates of cash in co-mingled or segregated accounts associated with pledged assets, court ordered segregated accounts, funds administratively held by banks and other identified funds which may not belong to the Debtors or Other Controlled Entities.

(f) Collections from Live / Terminated Trades for Other Debtors primarily reflects the following: LBCC $79 million and LOTC $9 million.

(g) Reflects the collection and subsequent distribution of principal and interest to syndicated loan participants.

(h) Primarily reflects $51 million from the sale of a private equity investment, $39 million in redemptions/distributions from GP/LP investments and a $38 million distribution from a direct investment.

(i) Primarily reflects the receipt of a $40 million preferred dividend from Neuberger Berman to Other Controlled Entities.

(j) Reflects interest collected on investment portfolios.

(k) Reflects the return of cash posted to hedge foreign currency and interest rate risk for Derivatives, Loans, Real Estate and Asset Backed Securities.

(l) Primarily reflects a $61 million distribution from bond reserve accounts which are shown in restricted cash.

(m) Primarily reflects transfers from Other Controlled Entities to LBHI to settle post-petition intercompany advances made for the preservation of Real Estate assets.

(n) Primarily reflects $35 million in disbursements of restricted cash to the Spruce and Verano trustees for funds received by LCPI post-filing on assets that were participated to the Spruce and Verano CDO structures and a $26 million court-approved payment to Sumitomo for a secured claim. Spruce and Verano funds will be subsequently disbursed by the trustees in July 2011 to the Spruce and Verano noteholders (LBHI and LCPI).

(o) Reflects cash posted to hedge foreign currency and interest rate risk for Derivatives, Loans, Real Estate and Asset Backed Securities.

(p) Compensation and Benefits includes Lehman employees as well as fees paid to Alvarez & Marsal as interim management. A portion of the $15 million related to LBHI and LAMCO will be subject to future cost allocation to various Lehman legal entities.

(q) A portion of the $20 million will be subject to future cost allocation to various Lehman legal entities.

(r) Primarily reflects a court-approved $144 million tax settlement with New York State by LBHI. The remaining expenses primarily relate to occupancy, the Transition Services Agreement, other taxes, insurance and infrastructure costs. A portion of the $160 million related to LBHI and LAMCO will be subject to future cost allocation to various Lehman legal entities.

(s) Reflects fluctuation in value of foreign currency bank accounts.

LEHMAN BROTHERS HOLDINGS INC. (“LBHI”) AND OTHER DEBTORS AND OTHER

CONTROLLED ENTITIES

BASIS OF PRESENTATION

SCHEDULE OF PROFESSIONAL FEE AND EXPENSE DISBURSEMENTS

DATED FROM FILING DATE TO JUNE 30, 2011

The information and data included in this Monthly Operating Report (“MOR”) are derived from sources available to Lehman Brothers Holdings Inc. (“LBHI”) and its Controlled Entities (collectively, the “Company”). The term “Controlled Entities” refers to those entities that are directly or indirectly controlled by LBHI, including LAMCO LLC (“LAMCO”), and excludes, among other things, those entities that are under separate administrations in the United States or abroad, including Lehman Brothers Inc., which is the subject of proceedings under the Securities Investor Protection Act. LBHI and certain of its Controlled Entities have filed for protection under Chapter 11 of the Bankruptcy Code, and those entities are referred to herein as the “Debtors”. The Debtors’ Chapter 11 cases have been consolidated for procedural purposes only and are being jointly administered pursuant to Rule 1015(b) of the Federal Rules of Bankruptcy Procedure. The Debtors have prepared this MOR, as required by the Office of the United States Trustee, based on the information available to the Debtors at this time, but note that such information may be incomplete and may be materially deficient in certain respects. This MOR is not meant to be relied upon as a complete description of the Debtors, their business, condition (financial or otherwise), results of operations, prospects, assets or liabilities. The Debtors reserve all rights to revise this report.

1.

This MOR is not prepared in accordance with U.S. generally accepted accounting principles (GAAP). This MOR should be read in conjunction with the financial statements and accompanying notes in the Company’s reports that were filed with the United States Securities and Exchange Commission.

2.	This MOR is not audited and will not be subject to audit or review by the Company’s external auditors at any time in the future.

3.

The professional fee disbursements presented in this report reflect the date of actual cash payments to professional service providers. The Debtors have incurred additional professional fee expenses during the reporting period that will be reflected in future MORs as cash payments are made to providers.

LEHMAN BROTHERS HOLDINGS INC. and Other Debtors and Other Controlled Entities

Schedule of Professional Fee and Expense Disbursements (a)

June 2011

Unaudited ($ in thousands)

		June-2011	Filing Date Through June-2011 (b)
Debtors - Claims and Noticing Agent
Epiq Bankruptcy Solutions LLC	Claims Management and Noticing Agent	$-	$13,546
Debtors - Section 363 Professionals
Alvarez & Marsal LLC	Interim Management	8,952	451,148
Kelly Matthew Wright	Art Consultant and Auctioneer	-	91
Natixis Capital Markets Inc.	Derivatives Consultant	-	14,590
Debtors - Section 327 Professionals
Bingham McCutchen LLP	Special Counsel - Tax	-	18,023
Bortstein Legal LLC	Special Counsel - IT and Other Vendor Contracts	25	3,914
Clyde Click, P.C.	Special Counsel - Real Estate	32	149
Curtis, Mallet-Prevost, Colt & Mosle LLP	Special Counsel - Conflicts	-	31,376
Dechert LLP	Special Counsel - Real Estate	330	2,199
Deloitte LLP	Tax Services	-	244
Discover Ready LLC	eDiscovery Services	435	13,635
Ernst & Young LLP	Audit and Tax Services	-	1,556
Gibson Dunn & Crutcher LLP	Special Counsel - Real Estate	149	2,391
Hudson Global Resources	Contract Attorneys	253	10,730
Huron Consulting	Tax Services	-	2,145
Jones Day	Special Counsel - Asia and Domestic Litigation	1,551	54,158
Kasowitz, Benson, Torres & Friedman	Special Counsel - Litigation	-	928
Kleyr Grasso Associes	Special Counsel - UK	74	528
Latham & Watkins LLP	Special Counsel - Real Estate	38	518
Lazard Freres & Co.	Investment Banking Advisor	482	28,622
McKenna Long & Aldridge LLP	Special Counsel - Commercial Real Estate Lending	-	4,935
MMOR Consulting	Tax Services	-	399
Momo-o, Matsuo & Namba	Special Counsel - Asia	-	194
O'Neil Group	Tax Services	77	1,672
Pachulski Stang Ziehl & Jones	Special Counsel - Real Estate	-	2,099
Paul, Hastings, Janofsky & Walker LLP	Special Counsel - Real Estate	231	1,525
PriceWaterhouse Coopers LLP	Tax Services	-	1,564
Reed Smith LLP	Special Counsel - Insurance	27	607
Reilly Pozner LLP	Special Counsel - Mortgage Litigation and Claims	290	6,538
Simpson Thacher & Bartlett LLP	Special Counsel - SEC Reporting, Asset Sales, and Congressional Testimony	-	2,639
SNR Denton LLP	Special Counsel - Real Estate	126	1,008
Sutherland LLP	Special Counsel - Tax	226	589
Weil Gotshal & Manges LLP	Lead Counsel	9,125	318,933
Windels Marx Lane & Mittendorf, LLP	Special Counsel - Real Estate	56	2,747
Wollmuth Maher & Deutsch LLP	Special Counsel - Derivatives	99	950
Creditors - Section 327 Professionals
FTI Consulting Inc.	Financial Advisor	2,868	65,929
Houlihan Lokey Howard & Zukin Capital Inc.	Investment Banking Advisor	333	12,466
Milbank Tweed Hadley & McCloy LLP	Lead Counsel	-	102,131
Quinn Emanuel Urquhart Oliver & Hedges LLP	Special Counsel - Conflicts	-	18,684
Richard Sheldon, Q.C.	Special Counsel - UK	100	256
Examiner - Section 327 Professionals
Duff & Phelps LLC	Financial Advisor	-	42,502
Jenner & Block LLP	Examiner	25	58,428
Fee Examiner
Godfrey & Kahn, S.C.	Fee Examiner (Current)	269	1,348
Feinberg Rozen LLP	Fee Examiner (Previous)	-	3,158
Brown Greer Plc	Fee and Expense Analyst	-	653

Total Non-Ordinary Course Professionals		26,173	1,302,447

Debtors - Ordinary Course Professionals		1,327	40,839

US Trustee Quarterly Fees		-	1,306

Total Professional Fees and UST Fees (c)		$27,500	$1,344,592

(a)	All professional fees have been paid by LBHI; however, a portion has been charged back to debtor and non-debtor subsidiaries based on the direct costs associated with each entity and an allocation methodology.
(b)	The figures reflected in this table represent cash disbursements from LBHI's filing date through the end of June 2011. The figures do not include accruals.
(c)	Excludes professional services rendered on behalf of non-debtor entities which are invoiced separately.

LEHMAN BROTHERS HOLDINGS INC. (“LBHI”) AND OTHER DEBTORS AND OTHER

CONTROLLED ENTITIES

BASIS OF PRESENTATION

QUARTERLY HEDGING TRANSACTIONS UPDATE

AS OF JUNE 30, 2011

The information and data included in this report are derived from sources available to Lehman Brothers Holdings Inc. (“LBHI”) and its Controlled Entities (collectively, the “Company”). The term “Controlled Entities” refers to those entities that are directly or indirectly controlled by LBHI, and excludes, among other things, those entities that are under separate administrations in the United States or abroad, including Lehman Brothers Inc., which is the subject of proceedings under the Securities Investor Protection Act. LBHI and certain of its Controlled Entities have filed for protection under Chapter 11 of the Bankruptcy Code, and those entities are referred to herein as the “Debtors”. The Debtors’ Chapter 11 cases have been consolidated for procedural purposes only and are being jointly administered pursuant to Rule 1015(b) of the Federal Rules of Bankruptcy Procedure (the “Bankruptcy Rules”).

On March 11, 2009, the United States Bankruptcy Court for the Southern District of New York overseeing the Debtors’ Chapter 11 cases (the “Court”) entered an “Order Pursuant to Sections 105 and 364 of the Bankruptcy Code Authorizing the Debtors to Grant First Priority Liens in Cash Collateral Posted in Connection With the Hedging Transactions the Debtors Enter Into Through Certain Futures and Prime Brokerage Accounts” [Docket No. 3047] (the “Derivatives Hedging Order”).

On July 16, 2009 the Court entered a separate “Order Pursuant to Sections 105 and 364 of the Bankruptcy Code Authorizing the Debtors to Grant First Priority Liens in Collateral Posted in Connection With the Hedging Transactions” [Docket No. 4423] (the “Residential Loan Order”).

On January 14, 2010 the Court entered a separate “Order Granting LBHI’s Motion for Authorization, Pursuant to Sections 105, 363 and 364 of the Bankruptcy Code, to Sell Certain Asset Backed-Securities and Related Relief” [Docket No. 6659], which authorized the Company to enter into hedging transactions to hedge against loss of value from fluctuations in foreign exchange rates (the “Asset Backed-Securities Hedging Order”).

On November 18, 2010 the Court entered a separate “Order Pursuant to Sections 105 and 364 of the Bankruptcy Code Authorizing the Debtors to Grant First Priority Liens in Collateral Posted in Connection with Foreign Exchange Hedging Transactions” [Docket No. 12891] (the “Macro FX Hedging Order”).

Terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Derivatives Hedging Order, the Residential Loan Order, the Asset Backed-Securities Hedging Order or the Macro FX Hedging Order, as the case may be.

The Debtors have prepared this Quarterly Hedging Transactions Update, as required by the Derivatives Hedging Order, the Residential Loan Order, the Asset Backed-Securities Hedging Order and the Macro FX Hedging Order, based on the information available to the Debtors at this time, but note that such information is partially based on market pricing which is subject to day-to-day fluctuations. The Debtors reserve all rights to revise this report.

Derivatives Hedging Order. Between the entry of the Derivatives Hedging Order and June 30, 2011 (the “Report Date”), the Debtors have executed 11 Hedging Transactions and the current liquidation value of collateral posted approximates $309 million. The Open Derivative Positions correspond to 37 non-terminated derivative contracts with an estimated recovery value of approximately $395 million as of the Report Date. The expected recovery amounts are determined using various models, data sources, and certain assumptions regarding contract provisions. The Company expects to adjust the amounts recorded for the Open Derivatives Positions in the future; such adjustments (including write-downs and write-offs) may be material. For further description regarding derivative recovery values, please refer to the March 2011 Supplemental Monthly Operating Report filed on July 21, 2011.

As of the Report Date, the Hedging Transactions were allocated to the individual Debtors as set forth on page 13.

Residential Loan Order. Between the entry of the Residential Loan Order and the Report Date, there were no Residential Hedging Transactions.

Asset Backed-Securities Hedging Order. Between the entry of the Asset Backed-Securities Hedging Order and the Report Date, the Debtors have executed 1 Hedging Transaction. The current liquidation value of the collateral posted approximates $4 million. The estimated recovery value of the Asset Backed-Securities portfolio as of the Report Date approximates $83 million. The expected recovery amounts for the underlying assets are subject to market fluctuations (obligor performance, interest rate environment, etc.) and are subject to change.

As of the Report Date, the Hedging Transactions were allocated to the individual Debtor as set forth on the following page.

Macro FX Hedging Order. Between the entry of the Macro FX Hedging Order and the Report Date, the Debtors have proposed and executed 3 Hedging Transactions. The current liquidation value of the collateral posted approximates $59 million. The estimated recovery value of the underlying assets being hedged approximates $1.2 billion as of the Report Date. The expected recovery amounts for the underlying assets are subject to market fluctuations (obligor performance, interest rate environment, etc.) and are subject to change.

As of the Report Date, the Hedging Transactions were allocated to the individual Debtors as set forth on the following page.

Lehman Brothers Holdings Inc.

As of June 30, 2011

Quarterly Hedging Report

Derivatives Hedging Order

Debtor	Current Liquidation Value of Collateral Posted for Hedging Transactions (a)	Estimated Recovery Value of Receivables Being Hedged
Lehman Brothers Special Financing Inc. (“LBSF”)	$301,414,739	$378,803,115
Lehman Brothers Financial Products Inc. (“LBFP”)	7,894,786	15,768,841

Total	$309,309,524	$394,571,956

Asset Backed-Securities Hedging Order

Debtor	Current Liquidation Value of Collateral Posted for Hedging Transactions (a)	Estimated Recovery Value of Receivables Being Hedged
Lehman Brothers Holdings Inc. (“LBHI”)	$4,495,048	$82,647,753

Total	$4,495,048	$82,647,753

Macro FX Hedging Order

Debtor	Current Liquidation Value of Collateral Posted for Hedging Transactions (a)	Estimated Recovery Value of Receivables Being Hedged
Lehman Brothers Holdings Inc. (“LBHI”)	$3,657,455	$67,247,429
Lehman Commercial Paper Inc. (“LCPI”)	55,753,930	1,145,679,071

Total	$59,411,384	$1,212,926,500

(a) Value of collateral represents initial margin posted, net of any gains or losses on hedging transactions. Liquidation value excludes any subsequent variation margin posted or returned for LBHI and LCPI under the Asset Backed-Securities and Macro FX Hedging Orders.